Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2060 Fund
June 30, 2026
AFF60-NPRT1-0826
1.9858330.111
Bond Funds - 1.3%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (b)	49,951	382,626
Fidelity Series Emerging Markets Debt Fund (b)	543,601	4,713,022
Fidelity Series Emerging Markets Debt Local Currency Fund (b)	124,793	1,204,256
Fidelity Series Floating Rate High Income Fund (b)	85,171	738,435
Fidelity Series High Income Fund (b)	517,790	4,629,046
Fidelity Series International Credit Fund (b)	4,365	37,148
Fidelity Series Long-Term Treasury Bond Index Fund (b)	100,324	534,726
Fidelity Series Real Estate Income Fund (b)	74,384	752,769
TOTAL BOND FUNDS (Cost $12,925,202)		12,992,028

Domestic Equity Funds - 56.3%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (b)	4,547,025	82,664,915
Fidelity Advisor Series Growth Opportunities Fund (b)	2,808,373	58,554,580
Fidelity Series All-Sector Equity Fund (b)	2,640,318	40,000,821
Fidelity Series Commodity Strategy Fund (b)	18,194	1,950,545
Fidelity Series Intrinsic Opportunities Fund (b)	823,089	9,959,375
Fidelity Series Large Cap Stock Fund (b)	3,964,296	117,026,023
Fidelity Series Large Cap Value Index Fund (b)	502,824	10,649,814
Fidelity Series Opportunistic Insights Fund (b)	2,496,336	71,020,753
Fidelity Series Small Cap Core Fund (b)	185,530	3,013,008
Fidelity Series Small Cap Discovery Fund (b)	694,587	9,140,762
Fidelity Series Small Cap Opportunities Fund (b)	807,517	16,319,912
Fidelity Series Stock Selector Large Cap Value Fund (b)	4,163,059	64,402,530
Fidelity Series Value Discovery Fund (b)	3,454,683	64,464,392
TOTAL DOMESTIC EQUITY FUNDS (Cost $407,343,906)		549,167,430

International Equity Funds - 41.9%
	Shares	Value ($)
Fidelity Series Canada Fund (b)	1,845,038	38,598,195
Fidelity Series Emerging Markets Fund (b)	1,815,864	27,710,085
Fidelity Series Emerging Markets Opportunities Fund (b)	3,475,618	111,706,367
Fidelity Series International Growth Fund (b)	3,466,416	74,770,594
Fidelity Series International Small Cap Fund (b)	393,644	7,443,803
Fidelity Series International Value Fund (b)	4,387,094	73,439,949
Fidelity Series Overseas Fund (b)	4,582,913	74,197,369
Fidelity Series Select International Small Cap Fund (b)	49,443	764,875
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $278,833,019)		408,631,237

U.S. Treasury Obligations - 0.4%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 7/16/2026 (d)	3.65	80,000	79,880
US Treasury Bills 0% 7/2/2026 (d)	3.63	620,000	619,938
US Treasury Bills 0% 7/23/2026 (d)	3.63	900,000	898,027
US Treasury Bills 0% 7/30/2026 (d)	3.62	850,000	847,538
US Treasury Bills 0% 7/9/2026 (d)	3.63	290,000	289,766
US Treasury Bills 0% 8/13/2026 (d)	3.63	200,000	199,128
US Treasury Bills 0% 8/27/2026 (d)	3.63	90,000	89,477
US Treasury Bills 0% 8/6/2026 (d)	3.63	170,000	169,385
US Treasury Bills 0% 9/10/2026 (d)	3.66 to 3.67	220,000	218,418
US Treasury Bills 0% 9/17/2026 (d)	3.66	50,000	49,605
US Treasury Bills 0% 9/3/2026 (d)	3.66	20,000	19,870
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,481,073)			3,481,032

Money Market Funds - 0.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $1,648,073)	3.69	1,647,756	1,648,086

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $704,231,273)	975,919,813
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(1,295,991)
NET ASSETS - 100.0%	974,623,822

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
CBOT US Treasury Long Bond Contracts (United States)	199	9/2026	22,499,438	540,645
CBOT US Treasury Ultra Bond Contracts (United States)	248	9/2026	28,659,500	172,726
ICE MSCI EAFE Index Contracts (United States)	44	9/2026	6,919,660	(14,325)
ICE MSCI Emerging Markets Index Contracts (United States)	89	9/2026	7,819,985	(5,236)
TOTAL LONG				693,810
SHORT
CME E-Mini Russell 2000 Index Contracts (United States)	(50)	9/2026	(7,614,000)	(242,177)
CME E-Mini S&P 500 Index Contracts (United States)	(13)	9/2026	(4,906,363)	(58,243)
TOTAL SHORT				(300,420)
TOTAL FUTURES CONTRACTS				393,390

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,481,032.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	1,222,235	8,257,517	7,831,678	9,866	-	12	1,648,086	1,647,756	0.0%
Total	1,222,235	8,257,517	7,831,678	9,866	-	12	1,648,086

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Advisor Series Equity Growth Fund	71,121,831	3,856,202	6,276,659	-	190,650	13,772,891	82,664,915	4,547,025
Fidelity Advisor Series Growth Opportunities Fund	50,300,595	1,552,795	7,957,556	-	833,208	13,825,538	58,554,580	2,808,373
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	374,714	13,716	9,780	198	(635)	4,611	382,626	49,951
Fidelity Series All-Sector Equity Fund	32,790,665	1,998,130	669,976	-	30,392	5,851,610	40,000,821	2,640,318
Fidelity Series Canada Fund	34,534,586	3,868,649	688,452	-	38,542	844,870	38,598,195	1,845,038
Fidelity Series Commodity Strategy Fund	5,707,735	135,038	3,782,271	-	524,402	(634,359)	1,950,545	18,194
Fidelity Series Emerging Markets Debt Fund	4,456,330	188,481	91,892	65,405	472	159,631	4,713,022	543,601
Fidelity Series Emerging Markets Debt Local Currency Fund	1,155,310	31,542	23,463	-	107	40,760	1,204,256	124,793
Fidelity Series Emerging Markets Fund	22,429,191	1,130,448	571,227	-	41,023	4,680,650	27,710,085	1,815,864
Fidelity Series Emerging Markets Opportunities Fund	89,270,142	3,627,240	2,426,423	-	163,363	21,072,045	111,706,367	3,475,618
Fidelity Series Floating Rate High Income Fund	718,383	35,778	16,485	13,247	(7)	766	738,435	85,171
Fidelity Series Government Money Market Fund	-	2,954,165	2,954,165	5,977	-	-	-	-
Fidelity Series High Income Fund	4,454,782	193,769	90,284	72,946	1,718	69,061	4,629,046	517,790
Fidelity Series International Credit Fund	36,518	312	76	312	5	389	37,148	4,365
Fidelity Series International Growth Fund	64,828,297	2,408,986	2,343,977	-	82,107	9,795,181	74,770,594	3,466,416
Fidelity Series International Small Cap Fund	8,049,331	-	1,270,726	-	124,189	541,009	7,443,803	393,644
Fidelity Series International Value Fund	65,185,396	5,830,561	1,462,357	-	60,852	3,825,497	73,439,949	4,387,094
Fidelity Series Intrinsic Opportunities Fund	10,609,321	74,431	2,048,110	-	97,374	1,226,359	9,959,375	823,089
Fidelity Series Large Cap Stock Fund	96,772,195	10,124,368	1,948,356	-	100,491	11,977,325	117,026,023	3,964,296
Fidelity Series Large Cap Value Index Fund	9,113,646	443,739	184,477	-	9,014	1,267,892	10,649,814	502,824
Fidelity Series Long-Term Treasury Bond Index Fund	7,246,160	248,486	6,898,064	34,785	(89,081)	27,225	534,726	100,324
Fidelity Series Opportunistic Insights Fund	60,813,479	2,296,646	2,077,403	-	34,928	9,953,103	71,020,753	2,496,336
Fidelity Series Overseas Fund	65,019,380	3,374,134	1,637,384	-	43,888	7,397,351	74,197,369	4,582,913
Fidelity Series Real Estate Income Fund	731,949	29,289	16,530	6,758	(17)	8,078	752,769	74,384
Fidelity Series Select International Small Cap Fund	680,388	25,996	2,177	-	340	60,328	764,875	49,443
Fidelity Series Small Cap Core Fund	2,455,886	184,837	50,374	90,344	2,051	420,608	3,013,008	185,530
Fidelity Series Small Cap Discovery Fund	7,726,748	191,739	472,995	95,385	40,022	1,655,248	9,140,762	694,587
Fidelity Series Small Cap Opportunities Fund	15,970,816	140,294	2,745,613	-	724,543	2,229,872	16,319,912	807,517
Fidelity Series Stock Selector Large Cap Value Fund	54,916,450	5,451,437	1,478,701	-	50,525	5,462,819	64,402,530	4,163,059
Fidelity Series Value Discovery Fund	54,768,259	5,344,565	1,774,302	-	53,880	6,071,990	64,464,392	3,454,683
	842,238,483	55,755,773	51,970,255	385,357	3,158,346	121,608,348	970,790,695

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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